                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 18, 1999
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-71045                   33-0639768
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



27051 Towne Centre Drive, Suite 200
     Foothill Ranch, California                                    92610
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-71045) filed with the Securities and Exchange Commission (the "Commission") on January 22, 1999, and Amendment No. 1 thereto filed with the Commission on February 12, 1999 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), each dated May 12, 1999, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1999-B, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"), and Auto Loan Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

         The Offered Securities were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Salomon Smith Barney Inc. ("Salomon"), and Chase Securities Inc. ("Chase Securities" and, together with Merrill and Salomon, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of May 12, 1999 (the "Underwriting Agreement") between the Registrant and Merrill, as representative of itself, Salomon and Chase Securities. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.3.

         The Notes were issued pursuant to an Indenture dated as of May 1, 1999 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 1999-B (the "Issuer" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.8.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of May 1, 1999 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee"), and The Chase Manhattan Bank, as Trust Agent (the "Trust Agent"). A copy of the Trust Agreement is filed herewith as
Exhibit 4.9.

         The Contracts were sold by the Seller to the Trust pursuant to the Sale and Servicing Agreement dated as of May 1, 1999 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of

$295,224,883.99 (the "Initial Cut-Off Pool Balance") as of May 1, 1999 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased after the Initial Cut-Off Date but on or before May 17, 1999 (the "Final Cut-Off Date") with a total principal balance of $54,775,121.05.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS


Aggregate principal balance...................................$295,224,883.99
Number of Contracts....................................................24,560
Average Principal Balance Outstanding..............................$12,020.56
Average Original Amount Financed...................................$12,175.14
Original Amount Financed (Range)......................$1,050.00 to $65,000.00
Weighted Average APR..................................................14.691%
APR (Range).................................................6.600% to 29.370%
Weighted Average Original Term.....................................57.01 MOS.
Original Term (Range)...........................................12 to 72 MOS.
Weighted Average Remaining Term.........................................56.11
Remaining Term (Range)...........................................5 to 72 MOS.




                  DISTRIBUTION BY APRs OF THE INITIAL CONTRACTS

                                    NUMBER
                                      OF           % OF                                % OF INITIAL CUT-
                                   INITIAL        INITIAL          PRINCIPAL                  OFF
    APR RANGE                     CONTRACTS      CONTRACTS         BALANCE               POOL BALANCE
    ---------                     ---------      ---------         -------               ------------

 0.000% to 7.000%...............       6            0.02      $    115,990.69                  0.04
 7.001% to 8.000%...............     678            2.76        10,315,548.30                  3.49
 8.001% to 9.000%...............   1,017            4.14        14,944,742.32                  5.06
 9.001% to 10.000%..............   1,301            5.30        18,055,573.31                  6.12
10.001% to 11.000%..............   1,208            4.92        16,219,443.82                  5.49
11.001% to 12.000%..............   1,419            5.78        18,413,598.67                  6.24
12.001% to 13.000%..............   1,615            6.58        19,869,161.21                  6.73
13.001% to 14.000%..............   2,093            8.52        26,905,785.49                  9.11
14.001% to 15.000%..............   2,579           10.50        32,563,775.73                 11.03
15.001% to 16.000%..............   2,915           11.87        36,467,127.97                 12.35
16.001% to 17.000%..............   2,484           10.11        29,624,234.54                 10.03
17.001% to 18.000%..............   2,188            8.91        23,703,153.28                  8.03
18.001% to 19.000%..............   1,411            5.75        14,657,563.83                  4.96
19.001% to 20.000%..............   1,139            4.64        11,462,278.90                  3.88
20.001% to 21.000%..............   1,593            6.49        15,692,821.27                  5.32
21.001% to 30.000%..............     914            3.72         6,214,084.66                  2.10
                                 -------     -----------      ---------------              --------
          TOTALS................  24,560          100.00*     $295,224,883.99                100.00*


----------------

* PERCENTAGES MAY NOT ADD TO 100% BECAUSE OF ROUNDING.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                             NUMBER          % OF                           % OF
                           OF INITIAL       INITIAL      PRINCIPAL      INITIAL CUT-OFF
                            CONTRACTS      CONTRACTS     BALANCE        POOL BALANCE
                            ---------      ---------     -------        ------------

ALABAMA.................           2           0.01  $     33,905.88             0.01
ARIZONA.................         999           4.07    11,284,829.03             3.82
CALIFORNIA..............       7,307          29.75    90,367,982.57            30.61
COLORADO................         641           2.61     7,025,772.25             2.38
CONNECTICUT.............           1           0.00        17,925.04             0.01
DELAWARE................           5           0.02        64,289.77             0.02
FLORIDA.................       2,315           9.43    27,008,315.49             9.15
GEORGIA.................       1,716           6.99    21,212,209.75             7.19
IDAHO...................         214           0.87     2,246,162.30             0.76
ILLINOIS................       1,941           7.90    22,692,142.57             7.69
INDIANA.................         566           2.30     6,437,369.44             2.18
IOWA....................          50           0.20       629,556.55             0.21
KENTUCKY................          61           0.25       724,962.72             0.25
MARYLAND................         241           0.98     3,235,713.16             1.10
MASSACHUSETTS...........           1           0.00        11,699.11             0.00
MICHIGAN................       1,468           5.98    17,422,816.67             5.90
MINNESOTA...............           1           0.00         6,320.22             0.00
MISSOURI................          63           0.26       790,648.43             0.27
MONTANA.................           5           0.02        50,438.44             0.02
NEVADA..................         647           2.63     7,276,791.19             2.46
NEW JERSEY..............       1,300           5.29    15,371,848.73             5.21
NEW YORK................           4           0.02        50,007.95             0.02
NORTH CAROLINA..........       1,036           4.22    13,530,238.00             4.58
OHIO....................           3           0.01        41,711.79             0.01
OKLAHOMA................         138           0.56     1,820,004.51             0.62
OREGON..................         635           2.59     6,814,000.03             2.31
PENNSYLVANIA............         163           0.66     2,037,130.41             0.69
SOUTH CAROLINA..........         456           1.86     5,527,620.52             1.87
TENNESSEE...............         420           1.71     5,307,329.44             1.80
TEXAS...................         754           3.07    10,006,503.08             3.39
UTAH....................          16           0.07       164,615.75             0.06
VIRGINIA................         525           2.14     6,774,120.38             2.29
WASHINGTON..............         865           3.52     9,221,926.38             3.12
WISCONSIN...............           1           0.00        17,976.44             0.01
                           ---------      ---------  ---------------         --------
          TOTALS........      24,560        100.00*  $295,224,883.99           100.00*

----------------

* PERCENTAGES MAY NOT ADD TO 100% BECAUSE OF ROUNDING.

         SET FORTH BELOW IS CERTAIN DATA CONCERNING THE SUBSEQUENT CONTRACTS AS OF THE FINAL CUT-OFF DATE:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS


Aggregate principal balance....................................$54,775,121.05
Number of Contracts.....................................................4,520
Average Principal Balance Outstanding..............................$12,118.39
Average Original Amount Financed...................................$12,118.39
Original Amount Financed (Range)......................$1,749.41 to $42,790.68
Weighted Average APR...................................................14.46%
APR (Range).................................................6.900% to 25.000%
Weighted Average Original Term.....................................56.91 MOS.
Original Term (Range)...........................................12 to 72 MOS.
Weighted Average Remaining Term....................................56.86 MOS.
 Remaining Term (Range).........................................12 to 72 MOS.




                DISTRIBUTION BY APRs OF THE SUBSEQUENT CONTRACTS


                                    NUMBER OF       % OF                               % OF FINAL CUT-
                                    SUBSEQUENT   SUBSEQUENT    PRINCIPAL                      OFF
    APR RANGE                       CONTRACTS    CONTRACTS      BALANCE                  POOL BALANCE
    ---------                       ---------    ---------     ---------               ---------------

 0.000% to 7.000%..............            1         .02    $    13,356.71                     0.02
 7.001% to 8.000%..............          142        3.14      2,213,971.77                     4.04
 8.001% to 9.000%..............          218        4.82      3,158,484.96                     5.77
 9.001% to 10.000%.............          260        5.75      3,676,324.91                     6.71
10.001% to 11.000%.............          264        5.84      3,414,365.55                     6.23
11.001% to 12.000%.............          281        6.22      3,433,948.22                     6.27
12.001% to 13.000%.............          293        6.48      3,617,437.20                     6.60
13.001% to 14.000%.............          381        8.43      5,109,426.33                     9.33
14.001% to 15.000%.............          453       10.02      5,906,044.01                    10.78
15.001% to 16.000%.............          508       11.24      6,169,729.20                    11.26
16.001% to 17.000%.............          477       10.55      5,587,792.36                    10.20
17.001% to 18.000%.............          409        9.05      4,492,311.12                     8.20
18.001% to 19.000%.............          255        5.64      2,692,879.92                     4.92
19.001% to 20.000%.............          204        4.51      1,966,437.63                     3.59
20.001% to 21.000%.............          246        5.44      2,416,997.05                     4.41
OVER 21.000%...................          128        2.83        908,614.11                     1.66
                                     -------     -------    --------------                 --------
          TOTALS...............        4,520      100.00*   $54,775,121.05                   100.00*

----------------

* PERCENTAGES MAY NOT ADD TO 100% BECAUSE OF ROUNDING.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                              NUMBER
                                OF        % OF                             % OF
                            SUBSEQUENT  SUBSEQUENT      PRINCIPAL       FINAL CUT-OFF
                            CONTRACTS   CONTRACTS        BALANCE        POOL BALANCE
                            ---------   ---------        -------        ------------

ALABAMA................            9       0.20     $     106,410.13        0.19
ARIZONA................          221       4.89         2,672,593.04        4.88
CALIFORNIA.............        1,333      29.49        17,268,349.64       31.53
COLORADO...............          115       2.54         1,256,723.97        2.29
FLORIDA................          440       9.73         4,945,942.71        9.03
GEORGIA................          261       5.77         3,293,007.87        6.01
IDAHO..................           46       1.02           488,327.84        0.89
ILLINOIS...............          355       7.85         4,292,337.42        7.84
INDIANA................          118       2.61         1,412,147.12        2.58
IOWA...................           18       0.40           227,885.74        0.42
KENTUCKY...............           15       0.33           177,512.19        0.32
MARYLAND...............           54       1.19           719,380.52        1.31
MICHIGAN...............          238       5.27         2,565,037.33        4.68
MISSOURI...............           13       0.29           149,667.92        0.27
MONTANA................            2       0.04             6,499.00        0.01
NEVADA.................          114       2.52         1,338,706.51        2.44
NEW JERSEY.............          255       5.64         2,918,438.75        5.33
NORTH CAROLINA.........          185       4.09         2,368,838.29        4.32
OKLAHOMA...............           17       0.38           217,375.00        0.40
OREGON.................          128       2.83         1,402,619.67        2.56
PENNSYLVANIA...........            2       0.04            14,594.30        0.03
SOUTH CAROLINA.........           93       2.06         1,092,538.10        1.99
TENNESSEE..............           85       1.88           947,641.96        1.73
TEXAS..................          131       2.90         1,673,709.21        3.06
UTAH...................            2       0.04            12,377.85        0.02
VIRGINIA...............          114       2.52         1,451,085.25        2.65
WASHINGTON.............          156       3.45         1,755,373.72        3.20
                             -------     ------     ----------------      ------
          TOTALS.......        4,520     100.00*    $  54,775,121.05      100.00*

----------------

* PERCENTAGES MAY NOT ADD TO 100% BECAUSE OF ROUNDING.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

    EXHIBIT NO.       DESCRIPTION

             1.3      UNDERWRITING AGREEMENT DATED AS OF MAY 12, 1999 BY AND AMONG
                      THE REGISTRANT AND MERRILL LYNCH, AS REPRESENTATIVE OF THE
                      UNDERWRITERS

             4.8      INDENTURE DATED AS OF MAY 1, 1999 BETWEEN ONYX ACCEPTANCE OWNER
                      TRUST 1999-B AND THE CHASE MANHATTAN BANK, AS INDENTURE TRUSTEE

             4.9      TRUST AGREEMENT DATED AS OF MAY 1, 1999 AMONG THE REGISTRANT, AS
                      DEPOSITOR, BANKERS TRUST (DELAWARE), AS OWNER TRUSTEE, AND THE
                      CHASE MANHATTAN BANK, AS TRUST AGENT

             10.2     SALE AND SERVICING AGREEMENT DATED AS OF MAY 1, 1999 AMONG THE
                      REGISTRANT, AS SELLER, ONYX ACCEPTANCE CORPORATION, AS SERVICER AND
                      CUSTODIAN, AND THE CHASE MANHATTAN BANK, AS INDENTURE TRUSTEE AND
                      TRUST AGENT


                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                 ONYX ACCEPTANCE FINANCIAL
                                     CORPORATION



MAY 28, 1999                     BY: /s/ REGAN E. KELLY
                                    --------------------------------------------
                                      Regan E. Kelly,
                                      Executive Vice President

                                 EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION

             1.3      UNDERWRITING AGREEMENT DATED AS OF MAY 12, 1999 BY AND AMONG
                      THE REGISTRANT AND MERRILL LYNCH, AS REPRESENTATIVE OF THE
                      UNDERWRITERS

             4.8      INDENTURE DATED AS OF MAY 1, 1999 BETWEEN ONYX ACCEPTANCE OWNER
                      TRUST 1999-B AND THE CHASE MANHATTAN BANK, AS INDENTURE TRUSTEE

             4.9      TRUST AGREEMENT DATED AS OF MAY 1, 1999 AMONG THE REGISTRANT, AS
                      DEPOSITOR, BANKERS TRUST (DELAWARE), AS OWNER TRUSTEE, AND THE
                      CHASE MANHATTAN BANK, AS TRUST AGENT

             10.2     SALE AND SERVICING AGREEMENT DATED AS OF MAY 1, 1999 AMONG THE
                      REGISTRANT, AS SELLER, ONYX ACCEPTANCE CORPORATION, AS SERVICER AND
                      CUSTODIAN, AND THE CHASE MANHATTAN BANK, AS INDENTURE TRUSTEE AND
                      TRUST AGENT
